Exhibit 99.1

                           Global Structured Finance

                             CWALT 2004-33 Prelim
                                    Group 4

                                  993 records
                             Balance: 199,385,490
                              Nov 12, 2004 18:01


==============================================================================

1. Original Balance


================================================================================================================================
                                       Percent
                   Number   Aggregate  of Loans  Average                                                           W.A.
                     of      Current   by        Original   W.A.   Min.   W.A.  Max.    Min.     W.A.    Max.   Remaining  W.A.
                  Mortgage  Principal  Principal Principal Gross   FICO   FICO  FICO  Original Original Original Term to   Loan
Original Balance   Loans     Balance   Balance   Balance   Coupon  Score Score  Score   LTV      LTV      LTV    Maturity   Age
================================================================================================================================
50,000 - 99,999         70  $5,802,993    7.68%   $83,324   5.997%   617    694   815   19.19%   75.35%  95.00%        358     2
================================================================================================================================
100,000 - 149,999      207  26,345,782    34.87   127,308    5.860   620    691   806    12.50    78.66  100.00        358     2
================================================================================================================================
150,000 - 199,999      251  43,416,049    57.46   173,031    5.848   616    687   805    35.16    79.57   95.00        358     2
================================================================================================================================
Total:                 528 $75,564,825  100.00%  $143,213   5.864%   616    689   815   12.50%   78.93% 100.00%        358     2
================================================================================================================================

Average: $143,212.66
Lowest: $51,750.00
Highest: $199,900.00



==============================================================================

2. Credit Score

==========================================================================================================================
                                 Percent
            Number   Aggregate   of Loans   Average                                                          W.A.
              of      Current      by      Original   W.A.   Min.   W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
Credit     Mortgage  Principal   Principal Principal  Gross  FICO   FICO  FICO  Original Original Original  Term to  Loan
Score       Loans     Balance    Balance    Balance  Coupon  Score Score  Score   LTV      LTV      LTV    Maturity   Age
==========================================================================================================================
800 - 824         5     $656,667    0.33%   $136,992  5.898%   802    804   815   41.60%   78.54%   80.00%       357     3
==========================================================================================================================
775 - 799        48    9,830,166     4.93    204,882   5.728   775    785   798    12.50    72.89    95.00       358     2
==========================================================================================================================
750 - 774        69   13,640,918     6.84    197,749   5.758   750    763   774    33.20    80.02   100.00       357     3
==========================================================================================================================
725 - 749        96   17,281,312     8.67    180,345   5.791   726    738   749    30.12    79.42   100.00       357     3
==========================================================================================================================
700 - 724       109   20,769,516    10.42    190,601   5.988   700    711   724    26.09    79.79    95.00       357     3
==========================================================================================================================
675 - 699       141   28,488,593    14.29    202,088   5.857   675    682   699    39.20    78.78    95.00       358     2
==========================================================================================================================
650 - 674       351   72,843,059    36.53    208,224   5.869   650    663   674    31.43    78.55    95.00       358     2
==========================================================================================================================
625 - 649       146   29,563,046    14.83    202,522   5.956   625    637   649    41.79    79.39    95.00       358     2
==========================================================================================================================
600 - 624        27    5,984,214     3.00    221,647   5.940   601    619   624    19.19    74.69    95.00       358     2
==========================================================================================================================
N/A               1      328,000     0.16    328,000   4.750     0      0     0    80.00    80.00    80.00       359     1
==========================================================================================================================
Total:          993 $199,385,490  100.00%   $201,122  5.872%   601    686   815   12.50%   78.62%  100.00%       358     2
==========================================================================================================================

W.A.: 686
Lowest: 601
Highest: 815






Banc of America Securities LLC


==============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                          Global Structured Finance

                             CWALT 2004-33 Prelim
                                    Group 3

                                  783 records
                             Balance: 407,928,213
                              Nov 12, 2004 17:59




1. Credit Score


===================================================================================================================================
                                     Percent
              Number   Aggregate    of Loans    Average                                                             W.A.
                of      Current        by       Original   W.A.    Min.    W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
Credit       Mortgage  Principal    Principal  Principal   Gross   FICO    FICO  FICO  Original Original Original  Term to  Loan
Score         Loans     Balance      Balance    Balance   Coupon   Score  Score  Score   LTV      LTV      LTV    Maturity  Age
==================================================================================================================================
825 - 849         2    $1,388,800      0.34%   $694,400   5.465%    828    831    838    54.05%   61.31%    80.00%     360    0
===============================================================================================================================
800 - 824         8     5,774,611       1.42    721,903    6.146    802    805    810     65.63    75.21     80.00     360    0
===============================================================================================================================
775 - 799        44    23,093,138       5.66    524,904    5.796    775    782    795     50.00    76.00     95.00     359    1
===============================================================================================================================
750 - 774        86    47,098,833      11.55    547,706    5.734    750    760    774     33.85    75.75     90.00     359    1
===============================================================================================================================
725 - 749       105    56,297,134      13.80    536,212    5.751    725    737    749     36.83    76.81     90.00     359    1
===============================================================================================================================
700 - 724       146    76,543,416      18.76    524,350    5.889    700    711    724     20.79    74.50     95.00     359    1
===============================================================================================================================
675 - 699       145    75,467,715      18.50    520,571    5.737    675    688    699     44.00    73.64     95.00     359    1
===============================================================================================================================
650 - 674       134    65,512,645      16.06    488,990    5.810    650    661    674     52.20    74.93     95.00     359    1
===============================================================================================================================
625 - 649        96    49,000,579      12.01    511,287    5.716    625    638    649     36.22    72.53     95.00     359    1
===============================================================================================================================
600 - 624        16     7,307,828       1.79    456,872    5.782    612    620    624     55.49    77.96     95.00     359    1
===============================================================================================================================
575 - 599         1       443,514       0.11    444,000    5.500    586    586    586     80.00    80.00     80.00     359    1
===============================================================================================================================
Total:          783  $407,928,213    100.00%   $521,155   5.785%    586    703    838    20.79%   74.75%    95.00%     359    1
===============================================================================================================================

W.A.: 703
Lowest: 586
Highest: 838



==============================================================================

Banc of America Securities LLC


==============================================================================
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             CWALT 2004-33 Prelim
                                Groups 3 and 4

                                 1,776 records
                             Balance: 607,313,704
                              Nov 12, 2004 18:02


==============================================================================

1. Original Balance

=================================================================================================================================
                                       Percent
                   Number   Aggregate  of Loans  Average                                                           W.A.
                     of      Current     by      Original   W.A.   Min.   W.A.  Max.    Min.     W.A.    Max.   Remaining  W.A.
                  Mortgage  Principal  Principal Principal Gross   FICO   FICO  FICO  Original Original Original Term to   Loan
Original Balance   Loans     Balance   Balance   Balance   Coupon  Score Score  Score   LTV      LTV      LTV    Maturity   Age
=================================================================================================================================
50,000 - 99,999         70  $5,802,993    7.68%   $83,324   5.997%   617    694   815   19.19%   75.35%  95.00%        358     2
=================================================================================================================================
100,000 - 149,999      207  26,345,782    34.87   127,308    5.860   620    691   806    12.50    78.66  100.00        358     2
=================================================================================================================================
150,000 - 199,999      251  43,416,049    57.46   173,031    5.848   616    687   805    35.16    79.57   95.00        358     2
=================================================================================================================================
Total:                 528 $75,564,825  100.00%  $143,213   5.864%   616    689   815   12.50%   78.93% 100.00%        358     2
=================================================================================================================================

Average: $143,212.66
Lowest: $51,750.00
Highest: $199,900.00


==============================================================================


2. Credit Score

==========================================================================================================================
                                  Percent
            Number   Aggregate   of Loans  Average                                                           W.A.
             of       Current       by     Original   W.A.   Min.   W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
Credit     Mortgage  Principal   Principal Principal  Gross  FICO   FICO  FICO  Original Original Original  Term to  Loan
Score       Loans     Balance     Balance   Balance  Coupon  Score Score  Score   LTV      LTV      LTV    Maturity   Age
==========================================================================================================================
825 - 849         2   $1,388,800    0.23%  $694,400  5.465%   828    831   838   54.05%   61.31%   80.00%       360     0
==========================================================================================================================
800 - 824        13    6,431,277     1.06   496,937   6.121   802    805   815    41.60    75.55    80.00       359     1
==========================================================================================================================
775 - 799        92   32,923,303     5.42   357,936   5.776   775    783   798    12.50    75.07    95.00       359     1
==========================================================================================================================
750 - 774       155   60,739,751    10.00   391,919   5.739   750    761   774    33.20    76.71   100.00       359     1
==========================================================================================================================
725 - 749       201   73,578,446    12.12   366,246   5.761   725    737   749    30.12    77.42   100.00       359     1
==========================================================================================================================
700 - 724       255   97,312,932    16.02   381,688   5.910   700    711   724    20.79    75.63    95.00       359     1
==========================================================================================================================
675 - 699       286  103,956,308    17.12   363,556   5.770   675    687   699    39.20    75.04    95.00       359     1
==========================================================================================================================
650 - 674       485  138,355,704    22.78   285,797   5.841   650    662   674    31.43    76.83    95.00       359     1
==========================================================================================================================
625 - 649       242   78,563,626    12.94   325,007   5.807   625    638   649    36.22    75.11    95.00       359     1
==========================================================================================================================
600 - 624        43   13,292,042     2.19   309,172   5.853   601    619   624    19.19    76.49    95.00       359     1
==========================================================================================================================
575 - 599         1      443,514     0.07   444,000   5.500   586    586   586    80.00    80.00    80.00       359     1
==========================================================================================================================
N/A               1      328,000     0.05   328,000   4.750     0      0     0    80.00    80.00    80.00       359     1
==========================================================================================================================
Total:        1,776 $607,313,704  100.00%  $342,218  5.814%   586    698   838   12.50%   76.02%  100.00%       359     1
==========================================================================================================================

W.A.: 698
Lowest: 586
Highest: 838



==============================================================================

Banc of America Securities LLC


==============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.